ORGANIZATION AND PRINCIPAL ACTIVITIES	12 Months Ended
Dec. 31, 2020
Ensysce Biosciences, Inc [Member]
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net [Line Items]
ORGANIZATION AND PRINCIPAL ACTIVITIES

NOTE 1 – ORGANIZATION AND PRINCIPAL ACTIVITIES

Ensysce Biosciences, Inc. (“Ensysce”), along with its subsidiary, Covistat, Inc. (“Covistat”) and its wholly owned subsidiary EBI Operating, Inc. (collectively, the “Company”), is engaged in the development of small and large molecule drug delivery platforms targeting pain and cancer markets. The primary focus of the Company is its small molecule program developing abuse and overdose resistant pain technology with a clinical stage program being the abuse resistant, TAAPTM (Trypsin Activated Abuse Protection) opioid product candidate, PF614. In addition, the Company is developing its MPARTM (Multi-Pill Abuse Resistant) technology for overdose protection which will be applied to the PF614 program. In 2019, the Company commenced development work applying its TAAP and MPAR technology to a methadone prodrug for use in the treatment of Opioid Use Disorder (OUD). The Company has also developed a delivery platform for large biomolecules utilizing single walled carbon nanotubes (SWCNT) to produce intravenously delivered immunology and gene therapy products.

The Company currently operates in one business segment, which is pharmaceuticals. The Company is not organized by market and is managed and operated as one business. A single management team reports to the chief operating decision maker, the Chief Executive Officer.

In March 2020, the World Health Organization declared the outbreak of a respiratory disease caused by a new coronavirus as a “pandemic”. First identified in late 2019 and known now as COVID-19, the outbreak has impacted millions of individuals worldwide. In response, many countries have implemented measures to combat the outbreak which have impacted global business operations. As of the date of issuance of the consolidated financial statements, the Company’s operations have not been significantly impacted; however, the Company continues to monitor the situation. No impairments were recorded as of the balance sheet date as no triggering events or changes in circumstances had occurred as of year-end; however, due to significant uncertainty surrounding the situation, management’s judgment regarding this could change in the future. In addition, while the Company’s results of operations, cash flows and financial condition could be negatively impacted, the extent of the impact cannot be reasonably estimated at this time.

In June 2020, the Company commenced an initiative to develop a therapeutic for the treatment of certain coronavirus infections through the formation of a separate entity, Covistat, Inc., a Delaware corporation. Pursuant to the articles of incorporation, Covistat was authorized to issue 1,000,000 shares of common stock, $0.001 par value per share, and 100,000 shares of preferred stock, $0.001 par value per share. Ensysce is a 79.2% shareholder in Covistat, with 19.8% and 1.0% of the shares held by certain key personnel of the Company and an unrelated party, respectively.